Exhibit 10.1

LOAN AGREEMENT - AQUATIC / UBA
Nov 15, 2005

WORKING CAPITAL LOAN AGREEMENT
Dated November 15, 2005

Made
By and Between

Aquatic Cellulose International Corp
And
United Business Associates

THIS LOAN AGREEMENT is made and entered into effective the 15th day of November, 2005, by and between AQUATIC CELLULOSE INTERNATIONAL CORPORATION, a Nevada corporation, with offices at 2504-43rd Street Suite 5, Vernon, B.C. Canada, V1T 6L1, herein referred to as "Aquatic" and UNITED BUSINESS ASSOCIATES a Nevada corporation, herein referred to as “UBA” and,

WHEREAS, this agreement, and the terms stated herein, shall constitute the agreement between the parties and shall supersede any prior agreements made and with respect to the $200,000 in working capital provided by UBA to Aquatic in June of 2005.

Terms of the $200,000 (two hundred thousand dollars - USD) Loaned to Aquatic shall be:

1.	The funds will be payable on demand.

2.	The funds owed to UBA shall have a six (6) month interest free period commencing June 1, 2005 and ending December 31, 2005.

3.	The funds owed to UBA shall accrue interest at the rate of 20 percent compounded monthly commencing January 1, 2006.

IN WITNESS WHEREOF, THIS AGREEMENT SHALL BE EFFECTIVE AS OF November 15th, 2005.

EXECUTED this 15thday of November, 2005.

AQUATIC CELLULOSE	UNITED BUSINESS ASSOCIATES
INTERNATIONAL CORP
/S/ Lonnie Hayward
/S/Sheridan B. Westgarde	Lonnie Hayward
Sheridan B. Westgarde, CEO